Mitch Gordic ASSIGNMENT #1

FOR VALUE RECEIVED, the receipt of Three Thousand Dollars ($3,000.00) represents a partial assignment of the April 5th, 2009 Convertible Promissory Note from **Compass Biotechnolgies Inc.** to Mitch Gordic (the "Notes"), in the principal amount of Twenty Thousand Dollars ($20,000.00).

Mitch Gordic. "Assignor", Holder of the Note does hereby grant, bargain, sell, convey and assign unto **Freeport Properties LTD.**, with an address at **51A Dean Street, Belize City, Belize**, "Assignee", all rights, title, and without interest in and of said portion of Notes dated April 5th, 2009.

After this assignment, Assignor will have an unpaid principal balance of Seventeen Thousand Dollars ($17,000.00).

IN WITNESS WHEREOF, Assignors have caused this Assignment to be executed as of this 10th day of November, 2011.

Mitch Gordic

Accepted and Agreed:

Authorized Signatory

Assignee
Print Name:

Acknowledged by:

Garth Likes
Compass Biotechnolgies Inc.

Mitch Gordic ASSIGNMENT #1

FOR VALUE RECEIVED, the receipt of Three Thousand Dollars ($3,000.00) represents a partial assignment of the April 5th, 2009 Convertible Promissory Note from **Compass Biotechnolgies Inc.** to Mitch Gordic (the "Notes"), in the principal amount of Twenty Thousand Dollars ($20,000.00).

Mitch Gordic. "Assignor", Holder of the Note does hereby grant, bargain, sell, convey and assign unto **Freeport Properties LTD.**, with an address at **51A Dean Street, Belize City, Belize**, "Assignee", all rights, title, and without interest in and of said portion of Notes dated April 5th, 2009.

After this assignment, Assignor will have an unpaid principal balance of Seventeen Thousand Dollars ($17,000.00).

IN WITNESS WHEREOF, Assignors have caused this Assignment to be executed as of this 10th day of November, 2011.

____

Mitch Gordic.

Accepted and Agreed:

____

Authorized Signatory Aw Lelia Sevincum

Assignee

Print Name: FREEPORT PROPERTIES, LTD

Acknowledged by:

____

Garth Likes

Compass Biotechnolgies Inc.